SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2002 (August 1, 2002)

                      ATLANTIC EXPRESS TRANSPORTATION CORP.
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               (Exact name of Registrant as specified in charter)

         New York                     0-24247                    13-3923467
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(State or other jurisdic-          (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)

7 North Street, Staten Island, New York                            10302
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (718) 442-7000

Item 5. Other Events

     Atlantic Express Transportation Corp. (the "Company") announced today that it did not make the $6,450,000 interest payment due August 1, 2002 on its 10-3/4% Senior Notes due 2004 (the "Notes"). If the failure to make the interest payment continues for a period of thirty days, such failure will constitute an event of default under the Indenture relating to the Notes.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATLANTIC EXPRESS TRANSPORTATION CORP.

August 1, 2002                      By: \s\ Alan Rubinfeld
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                                            Alan Rubinfeld, CFO


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